                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement              [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[ ]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ]  Soliciting Material Under Rule 14a-12


                           SMITH MICRO SOFTWARE, INC.
                ------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     2.      Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     4.  Proposed maximum aggregate value of transaction:

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     5.  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1.  Amount previously paid:

         -----------------------------------------------------------------------

     2.  Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

     3.  Filing Party:

         -----------------------------------------------------------------------

     4.  Date Filed:

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



                               [SMITH MICRO LOGO]




April 27, 2001


Dear Smith Micro Stockholders:

    We are pleased to invite you to our 2001 Annual Meeting which will be held at the corporate headquarters of the Company, located at 51 Columbia, Aliso Viejo, California 92656, on Tuesday, May 15, 2001, at 10:00 a.m., Pacific Daylight Savings Time.

     The Annual Meeting will begin with a report on the Company's progress, followed by a discussion and stockholder questions. Voting on election of directors and other matters is also scheduled. The items to be voted on are addressed in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement.

    Your vote is important. Whether or not you plan to attend the Annual Meeting, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy by phone, by Internet or by completing, signing, dating and returning the enclosed proxy card in the pre-paid envelope provided for your convenience. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the meeting.

    We look forward to seeing you at the Annual Meeting.



                                            Sincerely,


                                            /s/ William W. Smith, Jr.
                                            -------------------------------
                                            William W. Smith, Jr.

                                            Chairman of the Board,

                                            President and Chief Executive
                                            Officer

                           SMITH MICRO SOFTWARE, INC.
--------------------------------------------------------------------------------



                           NOTICE OF ANNUAL MEETING OF
                                  STOCKHOLDERS



                                  MAY 15, 2001

                  --------------------------------------------




To the Stockholders of Smith Micro Software, Inc.:

        Notice is hereby given that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Smith Micro Software, Inc. (the "Company") will be held at the Company's corporate headquarters, located at 51 Columbia, Aliso Viejo, California 92656, on Tuesday, May 15, 2001, at 10:00 a.m., Pacific Daylight Savings Time, for the following purposes:

        1. To elect a director to serve on the Company's Board of Directors until the 2004 Annual Meeting or until his successor is duly elected and qualified;

        2. To approve a series of amendments to the Smith Micro 1995 Stock Option/Stock Issuance Plan which will (i) increase the number of shares of Smith Micro common stock available for issuance under the 1995 plan by an additional 400,000 shares and (ii) add an automatic share increase feature pursuant to which the number of shares of the Common Stock reserved for issuance under the 1995 Plan will automatically increase during each calendar year by an amount not to exceed five percent (5%) of the total number of shares of the Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 2,000,000 shares;

        3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor for fiscal year 2001; and

        4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        The close of business on April 16, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at such time will be so entitled to vote. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

        You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy by phone, by Internet or by completing, signing, dating and returning the enclosed proxy card in the pre-paid envelope provided for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

        A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING IN ORDER TO CONSTITUTE A QUORUM. PLEASE RETURN YOUR PROXY CARD IN ORDER TO ENSURE THAT A QUORUM IS OBTAINED.



                                       By Order of the Board of Directors,
                                       RHONDA L. SMITH
                                       Secretary
                                       Aliso Viejo, California
                                       April 27, 2001


YOUR VOTE IS VERY IMPORTANT, REGARDLESS FO THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAFEFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           SMITH MICRO SOFTWARE, INC.
                             51 Columbia, Suite 200
                          Aliso Viejo, California 92656

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
         FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 15, 2001

--------------------------------------------------------------------------------

GENERAL

        This Proxy Statement and the enclosed proxy card are furnished in connection with the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Smith Micro Software, Inc. ("Smith Micro" or the "Company"), which will be held at the Company's corporate headquarters located at 51 Columbia, Suite 200, Aliso Viejo, California 92656, on Tuesday, May 15, 2001, at 10:00 a.m., Pacific Daylight Savings Time. Stockholders of record at the close of business on April 16, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. This Proxy Statement, the enclosed proxy card and the Company's Annual Report for the year ended December 31, 2000, are scheduled to be mailed commencing on or about April 27, 2001 to stockholders of record on April 16, 2001.

VOTING

        The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On April 16, 2001, there were 16,232,416 shares of Common Stock issued and outstanding, par value $.001 per share (the "Common Stock"). No shares of the Company's Preferred Stock, par value $.001 per share, were outstanding. Each share of Common Stock is entitled to one vote for each share of Common Stock held by such stockholder on April 16, 2001. Stockholders may not cumulate votes in the election of directors.

        A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. All votes will be tabulated by the Company's inspector of elections for the Annual Meeting who will separately tabulate affirmative and negative votes and "broker non-votes" (i.e., shares held by a broker or other nominee having discretionary power to vote on some matters but not others). Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

PROXIES

        Properly executed proxies will be voted in the manner directed by the stockholders. If no direction is made on proxies, such proxies will be voted FOR the election of the nominees named under the caption "Election of Directors" as director of the Company, FOR the approval of the amendments to the Company's 1995 Stock Option/Stock Issuance Plan to (i) increase the number of shares of Smith Micro common stock available for issuance under the 1995 plan by an additional 400,000 shares and (ii) add an automatic share increase feature pursuant to which the number of shares of the Common Stock reserved for issuance under the 1995 Plan will automatically increase during each calendar year by an amount not to exceed five percent (5%) of the total number of shares of the Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 2,000,000 shares and FOR the ratification of the selection of Deloitte & Touche LLP as independent auditor of the Company for 2001. You may revoke or change your proxy at anytime before the Annual Meeting by filing with the Secretary of the Company at the Company's principal executive offices at 51 Columbia, Suite 200, Aliso Viejo, California 92656, a notice of revocation or another signed Proxy with a later date. You may also revoke your proxy by attending the Annual meeting and voting in person.


                                       1.

SOLICITATION

        The enclosed proxy is being solicited by the Company's Board of Directors and is revocable at any time prior to its exercise. The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation any materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

        Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting must be received no later than December 28, 2001 in order that they may be included in the proxy statement and form of proxy relating to that meeting. In addition, the proxy solicited by the Board of Directors for the 2002 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal not later than March 17, 2001.

        The principal executive offices of the Company are located at 51 Columbia, Suite 200, Aliso Viejo, California 92656. The Company's phone number is (949) 362-5800.



                                       2.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                                  PROPOSAL ONE:

                              ELECTION OF DIRECTORS

        The Company's Amended and Restated Certificate of Incorporation, as amended, and Bylaws provide for the Company's Board of Directors to be divided into three classes, as nearly equal in number as is reasonably possible, serving staggered terms that expire in different years. At each annual meeting of stockholders, the successors to the class of directors whose term expires at the time are elected to hold office for a term of three years so that the term of one class of directors expires at each annual meeting. The preceding notwithstanding, directors serve until their successors have been duly elected and qualified or until they resign, become disqualified or disabled, or are otherwise removed.

        The Company has five directors: William W. Smith, Jr., Rhonda L. Smith, Robert W. Scheussler, Thomas G. Campbell and David M. Stastny. Ms. Smith comprises the class of directors whose term expires as of the Annual Meeting. Messrs. Smith and Stastny comprise the class of directors whose term expires in 2002. Messrs. Scheussler and Campbell comprise the class of directors whose term expires in 2003.

        The enclosed proxy will be voted, unless authority is withheld or the proxy is revoked, for the election of the nominee for election named below to hold office until the date of the Company's 2004 Annual Meeting of Stockholders or until her successor has been duly elected and qualified or until she resigns, becomes disqualified or disabled, or is otherwise removed. In the unanticipated event that such nominee becomes unable or declines to serve at the time of the Annual Meeting, the proxies will be voted for a substitute person nominated by the Board of Directors. The nominee for election has agreed to serve if elected, and management has no reason to believe that such nominee will be unavailable to serve.


NOMINEE FOR TERM ENDING UPON THE 2004 ANNUAL MEETING OF STOCKHOLDERS.

NAME                                  AGE             POSITION
----                                  ---             --------
Rhonda L. Smith(1)                    50              Director

-------------------------

(1) Member of the Nominating Committee.

        Ms. Smith co-founded the Company and serves as the Vice-Chairman of the Board, Secretary and Treasurer. She also served as Executive Vice President and Chief Operating Officer from the Company's inception until August 1998. Ms. Smith holds an A.A. from Orange Coast College and she attended California State University Long Beach, majoring in Business Administration.




                                       3.

CONTINUING DIRECTORS FOR TERM ENDING UPON THE 2002 ANNUAL MEETING OF
STOCKHOLDERS.

NAME                               AGE             POSITION
----                               ---             --------
William W. Smith, Jr.(3)           53              Chairman of the Board,
                                                   President and Chief
                                                   Executive Officer
David M. Stastny(1)(2)             46              Director

-------------------------

(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.
(3) Member of the Nominating Committee.

        Information regarding Mr. Smith is included under the heading "Executive Officers of the Company."

        Mr. Stastny was appointed as a director of the Company April 19, 1999. He is currently serving as the Managing Director of Centaur Partners, LLC, a high technology consulting firm and a Managing Director of Osprey Ventures, L.P., a venture capital firm. From 1996 to November 1998, he served as the Managing Director of SoundView Venture Partners, LLC. From 1993 to 1996, Mr. Stastny held the position of Managing Director of Investment Banking for Oppenheimer & Company. From 1991 to 1993, he served as Vice President of Investment Banking for Robertson, Stephens & Company. From 1989 to 1990, he was the Vice President of Sales for Netwise, Inc. Mr. Stastny holds a B.S. in Business Administration from the University of Colorado.

CONTINUING DIRECTORS FOR TERM ENDING UPON THE 2003 ANNUAL MEETING OF
STOCKHOLDERS.

NAME                           AGE             POSITION
----                           ---             --------
Thomas G. Campbell(1)(2)       49              Director
Robert W. Scheussler           54              Director

-------------------------

(1)     Member of the Audit Committee.
(2)     Member of the Compensation Committee.

        Mr. Campbell became a director of the Company in July 1995. From March 1999 to the present, he has served as the President of King Printing, Inc. From July 1996 to the March 1999, he was the Vice President of Operations of Complete Concepts, Ltd., a manufacturer and distributor of women's accessories. From November 1995 to July 1996, Mr. Campbell was an independent management consultant specializing in corporate turnarounds. From February 1995 to November 1995, he served as the Chief Operating Officer of Laser Atlanta Optics, Inc. From 1990 to February 1995, he served in several senior management positions at Hayes, Inc., including Vice President of Operations and Business Development and as Chief Operating Officer and a member of the Board of Directors of Practical Peripherals, a Hayes subsidiary. Prior to 1989, Mr. Campbell was employed by Digital Equipment Corporation. Mr. Campbell attended Boston University.

        Information regarding Mr. Scheussler is included under the heading "Executive Officers of the Company."

BOARD MEETINGS AND COMMITTEES

        Our board of directors held four (4) meetings and acted by written consent on one separate occasion during the fiscal year that ended on December 31, 2000. The Board has three committees: a Compensation Committee, an Audit Committee and a Nominating Committee. Each director attended or


                                       4.

participated in 75% or more of the aggregate of (i) the total number of meetings of the board and (ii) the total number of meetings of the committees of the board of directors on which such director served during the 2000 fiscal year.

        AUDIT COMMITTEE. The Company's Audit Committee is comprised of three independent members, though only two directors, Thomas G. Campbell and David M. Stastny, are currently serving. We are seeking an independent candidate for the Board of Directors who could also serve on the Audit Committee as the third independent member. The Board will appoint this individual not later than June 14, 2001. Each member is able to read and understand fundamental financial statements and at least one member has past employment experience in finance or accounting or other comparable experience. The audit committee reviews our financial statements and accounting practices, makes recommendations to the board of directors regarding the selection of independent auditors and reviews the results and scope of our annual audit and other services provided by our independent auditors.

        The Audit Committee met formally once during the fiscal year 2000. The Board adopted and approved a charter for the Audit Committee in June 2000, a copy of which is attached hereto as Appendix A.

        COMPENSATION COMMITTEE. The Compensation Committee administers the Company's executive compensation programs and makes recommendations to the Board of Directors concerning officer and director compensation. The Compensation Committee also has the exclusive authority to administer the 1995 Plan and to award stock options and direct stock issuances under that plan to the Company's officers. The Compensation Committee, whose members were Messrs. Campbell and Stastny during 2000, held one meeting during 2000 and took seven (7) actions by written consent in lieu of meetings during the year to address stock option grants.

        NOMINATING COMMITTEE. The Nominating Committee's members are Mr. Smith and Ms. Smith. The Nominating Committee receives proposed nominations to the Board of Directors, reviews the eligibility of each proposed nominee, and nominates, with the approval of the Board of Directors, new members of the Board of Directors to be submitted to the stockholders for election at the annual meetings. The Nominating Committee held one meeting and took no actions by written consent in lieu of meetings during 2000.

COMPENSATION OF DIRECTORS

        The directors do not receive compensation for services on the Board of Directors or any committee thereof but are reimbursed for their out-of-pocket expenses in serving on the Board of Directors. Non-employee members of the Board of Directors are eligible to receive periodic option grants pursuant to the Automatic Option Grant Program in effect under the 1995 Plan and will be eligible to receive discretionary awards under the 1995 Plan's Discretionary Option Grant and Stock Issuance Programs.

        Each non-employee director will receive an option grant for 10,000 shares in connection with his or her initial appointment to the Board of Directors. Each such option will have an exercise price per share equal to the closing sale price per share of Common Stock on the grant date and a maximum term of 10 years measured from the grant date. Each option will be immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, in the event the optionee ceases to serve as a member of the Board of Directors prior to vesting in the option shares. The option shares will vest in a series of four successive equal annual installments over the optionee's period of service on the Board of Directors, with the first installment to vest upon his or her completion of one year of serving as a member of the Board of Directors measured from the grant date. The option shares will immediately vest in full upon certain changes in control or ownership of the Company or upon the optionee's death or disability while still serving as a member of the Board of Directors.

        At each Annual Meeting of Stockholders, each individual who will continue to serve as a non-employee member of the Board of Directors will receive an additional option grant for 2,500 shares, provided such individual has served on the Board of Directors for at least six months. Each option will have an exercise price per share equal to the closing sale price per share of Common Stock on the date of the


                                       5.

Annual Stockholders Meeting and a maximum term of 10 years measured from such date, subject to earlier termination upon the optionee's cessation of service on the Board of Directors. The option will be immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the option exercise paid per share, should the optionee stop serving as a member of the Board of Directors prior to the completion of one year of service measured from the grant date. On May 30, 2000, in connection with continuing service on the Board of Directors, Messrs. Campbell and Stastny received option grants of 2,500 shares at an exercise price of $7.094 per share, the fair market value per share of Common Stock, on the date of grant. Please see the description of the Automatic Grant Program under Proposal Two for further information concerning the remaining terms and provisions of these automatic option grants.

VOTE REQUIRED

        The affirmative vote of the holders of a plurality of the outstanding shares of Common Stock present or represented at the Annual Meeting is required for approval of the election of the nominees as members of the Board of Directors of the Company.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES NAMED ABOVE OR THEIR SUBSTITUTE AS SET FORTH HEREIN.



                                       6.

                                  PROPOSAL TWO:

                            APPROVAL OF AMENDMENTS TO

                    THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN

        Smith Micro stockholders are being asked to approve a series of amendments to the Smith Micro 1995 Stock Incentive Plan which will (i) increase the number of shares of Smith Micro common stock available for issuance under the 1995 plan by an additional 400,000 shares, and (ii) add an automatic share increase feature pursuant to which the number of shares of the Common Stock reserved for issuance under the 1995 Plan will automatically increase during each calendar year by an amount not to exceed five percent (5%) of the total number of shares of the Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 2,000,000 shares. Smith Micro's board of directors adopted the amendments on February 7, 2001, subject to stockholder approval at the Annual Meeting.

        The 400,000-share increase to the share reserve, together with the automatic share increase feature will insure that a sufficient reserve of Smith Micro common stock remains available under the 1995 plan in order to allow Smith Micro to continue to utilize equity incentives to attract and retain the services of key individuals essential to Smith Micro's long-term growth and financial success. Equity incentives play a significant role in Smith Micro's efforts to remain competitive in the market for talented individuals, and the company relies on such incentives as a means to attract and retain highly qualified individuals in the positions vital to the company's success.

        The 1995 Plan became effective upon its adoption by Smith Micro's board of directors in May 1995 and was approved by the stockholders in July 1995. However, the Automatic Option Grant Program became effective in connection with the initial public offering of the Company's common Stock. The following is a summary of the principal features of the 1995 plan, as most recently amended. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Smith Micro at 51 Columbia, Aliso Viejo, California 92656.

EQUITY INCENTIVE PROGRAMS

        The 1995 plan consists of three separate equity incentive programs: (i) the discretionary option grant program, (ii) the stock issuance program, and
(iii) the automatic option grant program for non-employee board members. The principal features of each program are described below. The compensation committee of the Smith Micro board of directors has the exclusive authority to administer the discretionary option grant and stock issuance programs with respect to option grants and stock issuances made to Smith Micro executive officers and non-employee board members and will also have the authority to make option grants and stock issuances under those programs to all other eligible individuals. However, the Smith Micro board of directors may at any time appoint a secondary committee of one or more board members to have separate but concurrent authority with the compensation committee to make option grants and stock issuances under those two programs to individuals other than executive officers and non-employee board members.

        The term plan administrator, as used in this summary, will mean the Smith Micro compensation committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the 1995 plan. However, neither the compensation committee nor any secondary committee will exercise any administrative discretion under the automatic option grant. All grants under this program will be made in strict compliance with the express provisions of such program.

SHARE RESERVE

        At present, 3,150,000 shares of Smith Micro common stock are reserved for issuance over the term of the 1995 plan. Such share reserve consists of (i) the 2,750,000 shares of Smith Micro common stock initially reserved for issuance under the 1995 plan plus (ii) the 400,000-share increase which forms part of this Proposal. In addition, upon stockholder approval of this Proposal, the share reserve under the 1995 plan will automatically increase on the first trading day of each calendar year, beginning with calendar year


                                       7.

2002, will increase by an amount equal to 5% of the total number of shares of Smith Micro common stock outstanding on the last trading day of the immediately preceding calendar year, but in no event will any such annual increase exceed 2,000,000 shares, subject to adjustment for subsequent stock splits, stock dividends and similar transactions.

        No participant in the 1995 plan may receive option grants, separately exercisable stock appreciation rights or direct stock issuances for more than 400,000 shares of Smith Micro common stock in total per calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Stockholder approval of this Proposal will also constitute approval of that 400,000-share limitation for purposes of the million dollar compensation deduction limitation of Internal Revenue Code Section 162(m).

        The shares of Smith Micro common stock issuable under the 1995 plan may be drawn from shares of Smith Micro authorized but unissued common stock or from shares of Smith Micro common stock which Smith Micro acquires, including shares purchased on the open market.

        Shares subject to any outstanding options under the 1995 plan which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 1995 plan which Smith Micro subsequently purchases, pursuant to Smith Micro's purchase rights under the 1995 plan will be added back to the number of shares reserved for issuance under the 1995 plan and will accordingly be available for subsequent issuance.

ELIGIBILITY

        Officers and employees, non-employee board members and independent consultants in Smith Micro's service or in the service of its parent and subsidiaries will be eligible to participate in the discretionary option grant and stock issuance programs. Participation in the automatic option grant and director fee option grant programs will be limited to the non-employee members of the Smith Micro board of directors.

        As of April 16, 2001, approximately 83 employees, including four (4) executive officers and two (2) non-employee board members, were eligible to participate in the discretionary option grant and stock issuance programs. The two non-employee board members were also eligible to participate in the automatic option grant program.

VALUATION

        The fair market value per share of Smith Micro common stock on any relevant date under the 1995 plan will be deemed to be equal to the closing selling price per share on that date on the Nasdaq National Market. On April 4, 2001, the fair market value per share of Smith Micro common stock determined on such basis was $1.406.

DISCRETIONARY OPTION GRANT PROGRAM

        The plan administrator will have complete discretion under the discretionary option grant program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

        Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than one hundred percent of the fair market value of the option shares on the grant date. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by Smith Micro, at the exercise price paid per share, if the optionee ceases service with Smith Micro prior to vesting in those shares.



                                       8.

        Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

STOCK ISSUANCE PROGRAM

        Shares may be issued under the stock issuance program at a price per share not less than their fair market value, payable in cash. Shares may also be issued as a bonus for past services without any cash outlay required of the recipient. The plan administrator will have complete discretion under the program to determine which eligible individuals are to receive such stock issuances, the time or times when those issuances or awards are to be made, the number of shares subject to each such issuance or award and the vesting schedule to be in effect for the stock issuance.

        The shares issued may be fully and immediately vested upon issuance or may vest upon the completion of a designated service period or the attainment of pre-established performance goals. The plan administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the stock issuance program.

AUTOMATIC OPTION GRANT PROGRAM

        Under the automatic option grant program, eligible non-employee members of the Smith Micro board of directors will receive a series of option grants over their period of board service. Each new non-employee board member will, at the time of his or her initial election or appointment to the board, receive an option grant for 10,000 shares of Smith Micro common stock, provided such individual has not previously been in Smith Micro's employ. On the date of each annual stockholders meeting, each individual who is to continue to serve as a non-employee board member will automatically be granted an option to purchase 2,500 shares of Smith Micro common stock.

        There will be no limit on the number of such 2,500-share annual option grants any one eligible non-employee board member may receive over his or her period of continued board service, and non-employee board members who have previously been in Smith Micro's employ will be eligible to receive one or more such annual option grants over their period of board service.

        Each automatic grant will have an exercise price per share equal to the fair market value per share of Smith Micro common stock on the grant date and will have a maximum term of 10 years, subject to earlier termination following the optionee's cessation of board service. Each automatic option will be immediately exercisable for all of the option shares. However, any unvested shares purchased under such option will be subject to repurchase by Smith Micro, at the exercise price paid per share, should the optionee cease board service prior to vesting in those shares. The shares subject to each initial 10,000-share automatic option grant will vest in four (4) successive equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one (1) year of Board service measured from the option grant date. However, the shares subject to each initial option grant will immediately vest in full upon certain changes in control or ownership or upon the optionee's death or disability while a board member. The shares subject to each annual 2,500-share automatic grant will vest upon optionee's completion of one (1) year of Board service measured from the option grant date. Following the optionee's cessation of board service for any reason, each automatic option grant will remain exercisable for a 12-month period and may be exercised during that time for any or all shares in which the optionee is vested at the time of such cessation of board service.

STOCK AWARDS

        The table below shows, as to Smith Micro's Chief Executive Officer ("CEO"), the four other most highly compensated executive officers of Smith Micro (with base salary and bonus for the 2000 fiscal year in excess of $100,000) and the other individuals and groups indicated, the number of shares of common stock subject to option grants made under the 1995 plan from January 1, 2000 through April 16, 2001,


                                       9.

together with the weighted average exercise price payable per share. Smith Micro has not made any direct stock issuances to date under the 1995 plan.


========================================================================================
                                 OPTION TRANSACTIONS
----------------------------------------------------------------------------------------
                                                Options Granted         Weighted Average
                  Name                        (Number of Shares)         Exercise Price
----------------------------------------------------------------------------------------
William W. Smith, Jr., Chairman of the
Board, President and Chief Executive Officer            0                         0
----------------------------------------------------------------------------------------
Robert W. Scheussler, Senior Vice President
and Chief Operating Officer                        90,000                    $2.521
----------------------------------------------------------------------------------------
Richard C. Bjorkman,
Vice President Finance and Chief Financial
Officer                                            60,000                    $2.656
----------------------------------------------------------------------------------------
David P. Sperling,
Vice President and Chief Technical Officer         80,000                    $2.723
----------------------------------------------------------------------------------------
All current executive officers as a group
(4 persons)                                       230,000                    $2.626
----------------------------------------------------------------------------------------
All current non-employee directors as a
group (2 persons)                                   5,000                    $ 7.09
----------------------------------------------------------------------------------------
All employees, including current officers
who are not executive officers, as a group
(76 persons)                                      693,000                    $2.355
========================================================================================

        As of April 16, 2001, (i) 2,106,871 shares of Common Stock were subject to outstanding options under the 1995 Plan, (ii) 1,043,129 shares remained available for future option grants or direct issuance, including the 400,000-share increase for which stockholder approval is sought under this Proposal and (iii) 300,393 have been issued pursuant to the exercise of outstanding options under the 1995 Plan.

NEW PLAN BENEFITS

        No options have been granted to date under the 1995 plan on the basis of the share increases which are the subject of this Proposal. However, each outside director will receive an option grant for 2,500 shares under the Automatic Option Grant Program on the date of the Annual Meeting during which they are elected. Each such option will have an exercise price per share equal to the closing selling price per share of common stock on the date of such Annual Meeting.

        Each non-employee board member first elected or appointed to the board at or after the 2001 Annual Meeting will receive, on the date of his or her initial election or appointment to the board, an option grant for 10,000 shares of Smith Micro common stock with an exercise price per share equal to the closing selling price per share of common stock on such date.

GENERAL PROVISIONS

ACCELERATION

        In the event there should occur a change in control of Smith Micro, each outstanding option under the discretionary option grant program will automatically accelerate in full, unless assumed or otherwise continued in effect by the successor corporation or replaced with a cash incentive program which preserves the spread existing on the unvested option shares (the excess of the fair market value of those shares over the option exercise price payable for such shares) and provides for subsequent payout in accordance with the same vesting schedule in effect for those option shares. In addition, all unvested shares outstanding under the discretionary option grant and stock issuance programs will immediately vest, except to the extent Smith Micro's repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. The plan administrator will have complete discretion to grant one or more options under the discretionary option grant program which will become exercisable for all the option shares in the event the optionee's service with Smith Micro or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction in which those options


                                      10.

are assumed or otherwise continued in effect. The vesting of outstanding shares under the stock issuance program may also be structured to accelerate upon similar terms and conditions.

        The plan administrator will have the discretion to structure one or more option grants under the discretionary option grant program so that those options will immediately vest upon a change in control, whether or not the options are to be assumed or otherwise continued in effect. The plan administrator may also structure stock issuances under the stock issuance program so that those issuances will immediately vest upon a change in control. The shares subject to each option under the automatic option grant program will immediately vest upon any change in control transaction.

        A change in control will be deemed to occur upon (i) an acquisition of Smith Micro by merger or asset sale, (ii) the successful completion of a tender offer for more than 50% of Smith Micro's outstanding voting stock or (iii) a change in the majority of the board effected through one or more contested elections for board membership.

        The acceleration of vesting in the event of a change in the ownership or control of Smith Micro may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of Smith Micro.

STOCKHOLDER RIGHTS AND OPTION TRANSFERABILITY

        No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or the laws of inheritance following optionee's death, and during the optionee's lifetime, the option may only be exercised by the optionee. However, non-statutory options may be transferred or assigned during optionee's lifetime to one or more members of the optionee's family or to a trust established for one or more such family members or to the optionee's former spouse, to the extent such transfer is in connection with the optionee's estate planning or pursuant to a domestic relations order.

CHANGES IN CAPITALIZATION

        In the event any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without Smith Micro's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1995 plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the 1995 plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the automatic option grant program to new and continuing non-employee board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option and (v) the maximum number and/or class of securities by which the share reserve under the 1995 plan is to increase automatically each year. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the 1995 plan or the outstanding options thereunder.

AMENDMENT AND TERMINATION

        The board may amend or modify the 1995 plan at any time, subject to any required stockholder approval pursuant to applicable laws and regulations. Unless sooner terminated by the board, the 1995 plan will terminate on the earliest of (i) May 24, 2005, (ii) the date on which all shares available for issuance under the 1995 plan have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with certain changes in control or ownership of Smith Micro.

FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

        Options granted under the 1995 plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:


                                      11.

        Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

        Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date (but not in excess of the fair market value of those shares on the date of the disqualifying disposition) over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

        If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

        Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

        If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

        The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCES

        The tax principles applicable to direct stock issuances under the 1995 plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

        The Company anticipates that any compensation deemed paid by it in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the


                                      12.

compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

        Option grants under the Discretionary Option Grant and Automatic Option Grant Programs with exercise prices equal to the fair market value of the option shares on the grant date will not result in any direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in footnotes to its financial statements, the pro-forma impact those options would have upon its reported earnings were the fair value of those options at the time of grant treated as a compensation expense. Option grants or stock issuances made under the 1995 Plan with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to the Company in an amount equal to the excess of such fair market value over the exercise or issue price. The expense must be amortized against the Company's earnings over the period that the option shares or issued shares are to vest. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

        Option grants made to independent consultants (but not non-employee Board members) after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date of that option and then subsequently on the vesting date of each installment of the underlying option shares. No charge will, however, be required for periods before July 1, 2000.

        Any outstanding options under the 1995 Plan which are repriced will also trigger a direct charge to the Company's reported earnings measured by the appreciation in the value of the underlying shares between the date of the repricing and the date the repriced is subsequently exercised or terminated.

VOTE REQUIRED

        The affirmative vote of at least a majority of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote is required for approval of the amendments to the 1995 plan. Should such stockholder approval not be obtained, then neither the 400,000-share increase to the share reserve plan nor the automatic share increase to the share reserve under the 1995 plan will be implemented. The 1995 plan will, however, continue in effect, and option grants and direct stock issuances may continue to be made under the 1995 plan until all the shares of common stock available for issuance under the 1995 plan, as in effect prior to the share increases which are the subject of this Proposal, have been issued pursuant to such option grants and direct stock issuances.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1995 PLAN.



                                      13.

                                 PROPOSAL THREE:

                     RATIFICATION OF APPOINTMENT OF AUDITORS

        During the fiscal year ended December 31, 2000, Deloitte & Touche LLP provided various audit, audit related and non-audit services to the Company as follows:

AUDIT FEES

        The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and reviews of the financial statements included in the Company's Forms 10-Q for that year were $69,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

        Deloitte & Touche LLP provided no professional services of this nature to the Company in the year ended December 31, 2000.

ALL OTHER FEES

        The aggregate fees billed for services rendered to the Company by Deloitte & Touche LLP, other than fees for audit services, which included merger and acquisition advice and tax services for the year ended December 31, 2000 were $65,500.

        The Audit Committee of the Board has considered whether provision of services other than those related to the audit of the Company's financial statements is compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected Deloitte & Touche LLP's independence.

        Deloitte & Touche LLP has been selected by our board of directors as our independent auditors for the fiscal year ending December 31, 2001. If ratification of this selection of auditors is not approved by a majority of the shares of common stock voting thereon, management will review its future selection of auditors.

        Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

        Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of Deloitte & Touche LLP as the independent auditors for the current year.

VOTE REQUIRED


        The ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2001 requires the affirmative vote of the holders of a majority of the shares of our common stock present at the annual meeting in person or by proxy and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS.


                                      14.

                                  OTHER MATTERS

   The Company knows of no other matters to be brought before the Annual Meeting. If any other matter is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                        EXECUTIVE OFFICERS OF THE COMPANY

        The following table sets forth certain information regarding all executive officers of the Company as of April 16, 2001.

NAME                                 AGE           POSITION
----                                 ---           --------
William W. Smith, Jr.                53            Chairman of the Board,
                                                   President and Chief
                                                   Executive Officer
Robert W. Scheussler                 54            Senior Vice President, Chief
                                                   Operating Officer and
                                                   Director
David P. Sperling                    32            Vice President and Chief
                                                   Technical Officer
Richard C. Bjorkman                  51            Vice President-Finance and
                                                   Chief Financial Officer

        Mr. Smith co-founded the Company and has served as Chairman of the Board, President and Chief Executive Officer since its inception in 1982. Mr. Smith was employed by Rockwell International Corporation in a variety of technical and management positions from 1975 to 1984. Mr. Smith served with Xerox Data Systems from 1972 to 1975 and RCA Computer Systems Division from 1969 to 1972 in mainframe sales and pre-sale technical roles. Mr. Smith received a B.A. in Business Administration from Grove City College.

        Mr. Scheussler joined the Company in May 1995 and has served as the Company's Chief Operating Officer since September 1999. Mr. Scheussler served as Senior Vice President-Engineering and Chief Technical Officer from May 1995 until September 1999. From May 1995 to April 1997, he was also Vice President of Operations. From February 1996 to the present, Mr. Scheussler has been a member of the Company's Board of Directors. Prior to joining the Company, from June 1973 to May 1995 Mr. Scheussler held positions with Rockwell International Corporation, most recently as the Director-Architecture and Technology at the company's Information Systems Center. Mr. Scheussler holds a B.S. in Industrial Engineering from Pennsylvania State University and an M.S. in Operations Research from Polytechnic University in New York. He also completed the Executive Program at Stanford University.

        Mr. Sperling joined the Company in April 1989 and has been the Company's Director of Software Engineering since April 1992. He assumed the Chief Technology Officer position from Mr. Scheussler in September 1999. Mr. Sperling began his professional career as a software engineer at the Company and currently has three patents pending for various telephony and Internet technologies. Mr. Sperling earned a B.S. degree in Computer Science from the University of California, Irvine.

        Mr. Bjorkman joined the Company in February 2000. Before joining the Company, Mr. Bjorkman was the Vice President - Finance for ZLand.com from December of 1998 to January of 2000. Prior to Zland.com, Mr. Bjorkman was Vice President - Finance for Contain-A-Way from January of 1996 to November of 1998. Mr. Bjorkman has also held financial positions with Iovision, Inc., where he was the company's Chief Financial Officer from May 1993 until June of 1995 and Libbey-Owens-Ford, where he was Controller - U.S. Retail Operations from April 1989 to December 1992. Mr. Bjorkman earned his Bachelor of Science degree at California State University, Long Beach and attended the


                                      15.

Management Policy Institute at the University of Southern California Graduate School of Business. Mr. Bjorkman is a CPA.

        Officers are elected by, and serve at the discretion of, the Board of Directors. William W. Smith Jr. and Rhonda L. Smith are married to each other. There are no other family relationships among the Company's officers or directors.

                             OWNERSHIP OF SECURITIES

        The following table sets forth certain information known to the Company as of April 16, 2001, with respect to beneficial ownership of the Company's Common Stock by (i) each person (or group of affiliated persons) who is known by the Company to own beneficially more than five percent (5%) of the Company's outstanding Common Stock, (ii) each director and nominee for director, (iii) the Chief Executive Officer and each other Named Executive Officer of the Company (as such term is defined below under the caption "Executive Compensation and Related Information") and (iv) all current directors and executive officers as a group, together with the approximate percentages of outstanding Common Stock owned by each of them. The following table is based upon information supplied by directors, executive officers, and principal stockholders.

                                                            PERCENTAGE OF COMMON
NAME AND ADDRESS OF               AMOUNT OF COMMON STOCK    STOCK BENEFICIALLY
BENEFICIAL OWNER(1)                BENEFICIALLY OWNED(2)           OWNED
-------------------                ---------------------           -----
Rhonda L. Smith and                     9,798,914                  60.29%
William W. Smith, Jr.(3)
Robert W. Scheussler(4)                   113,500                    *
David P. Sperling(5)                      107,708                    *
Richard C. Bjorkman(6)                     13,333                    *
Thomas G. Campbell(7)                      15,000                    *
David M. Stastny(8)                        12,500                    *
All current directors and
executive officers as a group
(7 persons)(9)                         10,060,955                  60.92%

--------------------
*       Less than 1%.

(1) Unless otherwise indicated: (i) each named individual's address is 51 Columbia, Aliso Viejo, California 92656 and (ii) the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Applicable percentage ownership is based on 16,232,416 shares of Common Stock outstanding as of April 16, 2001. Shares of Common Stock subject to options that are currently exercisable or will become exercisable within 60 days after April 16, 2001 are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person or group holding such options but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person or group.

(3) Rhonda L. Smith and William W. Smith, Jr. are married to one another and own their shares of Common Stock as community property. The Smiths' beneficial ownership of the Company's Common Stock includes 11,134 shares and 9,110 shares issuable upon the exercise of options held by Mr. Smith and Ms. Smith, respectively, that are currently exercisable or will become exercisable within 60 days after April 16, 2001.

(4) Mr. Scheussler's beneficial ownership of the Company's Common Stock includes 112,500 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after April 16, 2001.


                                      16.

(5) Mr. Sperling's beneficial ownership of the Company's Common Stock consists of 107,708 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after April 16, 2001.

(6) Mr. Bjorkman's beneficial ownership of the Company's Common Stock consists of 13,333 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after April 16, 2001.

(7) Mr. Campbell's beneficial ownership of the Company's Common Stock consists of 15,000 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after April 16, 2001.

(8) Mr. Stastny's beneficial ownership of the Company's Common Stock includes 12,500 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after April 16, 2001.

(9) Includes 281,285 shares of Common Stock subject to stock options that are currently exercisable or will become exercisable within 60 days after April 16, 2001.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

        The following table sets forth the compensation earned by (i) the Company's Chief Executive Officer and (ii) each of the three other most highly compensated executive officers of the Company whose total cash salary and bonus for the fiscal year ended December 31, 2000 exceeded $100,000 (hereafter, with the Chief Executive Officer, referred to as the "Named Executive Officers"), for the three fiscal years ended December 31, 2000, 1999 and 1998, respectively. No other executive officer's total salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2000. No other executive officers who would have otherwise been includable in such table on the basis of salary and bonus earned for the 2000 fiscal year has been excluded by reason of his or her termination of employment or change in executive officer status during that year.



                                      17.

                           SUMMARY COMPENSATION TABLE

                                                ANNUAL COMPENSATION            LONG-TERM COMPENSATION
                                         -----------------------------------  ------------------------
                                                                  OTHER
                                                                  ANNUAL      SECURITIES   ALL OTHER
        NAME AND                         SALARY        BONUS      COMPEN-     UNDERLYING  COMPENSATION
   PRINCIPAL POSITION         YEAR         ($)          ($)     SATION($)(1)  OPTIONS(#)      $(2)
                              ----       -------       -----    ------------  ----------  ------------
WILLIAM W. SMITH, JR          2000       247,500          --       26,620           --       2,100
Chairman of the Board,        1999       275,000          --           --           --       2,000
President and Chief           1998       275,000          --           --           --       1,417
Executive Officer

ROBERT W. SCHEUSSLER          2000       180,000          --       23,203       90,000       2,100
Senior Vice President,        1999       200,000          --           --       75,000       2,000
Chief Operating Officer       1998       200,000          --           --       15,000       1,417
and Director

DAVID P. SPERLING             2000       125,000          --        1,956       80,000       2,100
Vice President and            1999       114,167          --           --       20,000       1,988
Chief Technical Officer       1998       105,833          --           --       30,000       1,417

RICHARD C. BJORKMAN(3)        2000       137,500       8,247           --       60,000         417
Vice President-Finance        1999            --          --           --           --          --
and Chief Financial           1998            --          --           --           --          --
Officer

-------------------------

(1)     These amounts reflect commissions earned and paid in 2000.
(2) These amounts represent contributions made by the Company on behalf of the Named Executive Officer to the Company's 401(k) Plan.
(3)     Mr. Bjorkman joined the Company as an officer on February 1, 2000.



                                      18.

                        OPTION GRANTS IN LAST FISCAL YEAR

        The following table provides information with respect to the stock option grants made during 2000 to the Named Executive Officers. No stock appreciation rights were granted during the fiscal year ended December 31, 2000 to the Named Executive Officers.

                                                                                           POTENTIAL REALIZABLE
                                                                                             VALUE AT ASSUMED
                                                                                           ANNUAL RATES OF STOCK
                                                                                           PRICE APPRECIATION
                                                                                                   FOR
                                                 INDIVIDUAL GRANTS                            OPTION TERM(1)
                               --------------------------------------------------------    --------------------
                                NUMBER OF
                               SECURITIES       PERCENT OF
                               UNDERLYING      TOTAL OPTIONS
                                  STOCK          GRANTED TO    EXERCISE
                                 OPTIONS         EMPLOYEES     PRICE PER     EXPIRATION
        NAME                   GRANTED(#)      IN 2000(%)(2)   SHARE($)(3)      DATE          5%         10%
        ----                   -----------     -------------   ----------    ----------    --------    --------
William W. Smith, Jr.              --                 --             --             --           --          --
Robert W. Scheussler           50,000(4)(5)         5.39%        $3.813        2/25/10     $119,899    $303,847
                               40,000(5)(6)         4.31%        $ .906       12/29/10     $ 21,791    $ 57,757
David P. Sperling              50,000(5)(7)         5.39%        $3.813        2/25/10     $119,899    $303,847
                               30,000(5)(7)         3.23%        $ .906       12/29/10     $ 17,093    $ 43,318
Richard C. Bjorkman            40,000(5)(7)         4.31%        $3.531         2/1/10     $ 88,825    $225,100
                               20,000(5)(7)         2.16%        $ .906       12/29/10     $ 11,396    $ 28,879

----------------------

(1) There is no assurance provided to any Named Executive Officer or any other holder of the Company's securities that the actual stock price appreciation over the applicable 10-year option term will be at the assumed 5% and 10% annual rates of compounded stock price appreciation or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Executive Officers.

(2) The Company granted options to employees to purchase a total of 928,000 shares of Common Stock during the fiscal year ended December 31, 2000.

(3) The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Compensation Committee may also assist an optionee in the exercise of an option by (i) authorizing a loan from the Company in a principal amount not to exceed the aggregate exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise or (ii) permitting the optionee to pay the option price in installments over a period of years upon terms established by the Compensation Committee.

(4) The option will become exercisable in 12 successive equal monthly installments measured from February 18, 2000, date of the grant, upon his completion of each additional month of service thereafter.

(5) The shares subject to this option will immediately vest in the event the Company is acquired by merger or asset sale, unless the option is assumed by the acquiring company. The Compensation Committee, as administrator of the Company's 1995 Plan, has the discretionary authority to provide for the accelerated vesting of the option shares in the event the optionee's employment is terminated


                                      19.

        within a designated period following: (i) the acquisition directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; (ii) a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause
        (A) who were still in office at the time such election or nomination was approved by the Board; (iii) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (iv) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

(6) The option will become exercisable in 24 successive equal monthly installments measured from December 29, 2000, the date of the grant, upon his completion of each additional month of service thereafter. The shares subject to this option received vesting of 24 equal monthly installments.

(7) This option will become exercisable for 25% of the option shares upon the optionee's completion of one year of service with the Company measured from the grant date and the remaining option shares in 36 successive equal monthly installments upon the optionee's completion of each additional month of service thereafter.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

        The following table sets forth certain information with respect to the Named Executive Officers concerning the exercise of options during the 2000 fiscal year and unexercised options held by them at the end of the 2000 fiscal year. None of the Named Executive Officers held any stock appreciation rights at the end of such year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                               NUMBER OF        VALUE OF UNEXERCISED
                                                              UNEXERCISED           IN-THE-MONEY
                                                           OPTIONS AT FY 2000    OPTIONS AT FY 2000
                                                               YEAR END              YEAR END
                                                                 (#)                  ($)(1)
                               SHARES                      ------------------   --------------------
                             ACQUIRED ON      VALUE
                               EXERCISE      REALIZED         EXERCISABLE/          EXERCISABLE/
       NAME                      (#)          ($)(2)         UNEXERCISABLE         UNEXERCISABLE
       ----                  -----------     --------       ---------------        -------------
William W. Smith, Jr.                0       $      0        11,134/0                   0/0
Robert W. Scheussler           120,000       $679,164       112,500/160,000             0/0
David P. Sperling               30,000       $170,625       107,708/61,042              0/0
Richard C. Bjorkman                  0       $      0             0/60,000              0/0



                                      20.

(1) Calculated based on the market price of $.906 per share, the closing sale price per share of the Company's Common Stock on December 29, 2000, the last trading day in 2000, minus the exercise price of the option, multiplied by the number of shares subject to the option. Of the outstanding options held by the Named Executive Officers, no option grants were in-the-money at end of the 2000 fiscal year.

(2) Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for those shares.

MANAGEMENT CONTRACTS AND CHANGE IN CONTROL AGREEMENTS

        None of the Named Executive Officers has an employment agreement with the Company, and the employment of each of the Named Executive Officers may accordingly be terminated at any time at the discretion of the Board of Directors. However, the Compensation Committee of the Board of Directors, as administrator of the 1995 Plan, has the authority to provide for the accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer or any other executive officer and any unvested shares actually held by such individual under the 1995 Plan in the event such officer's employment were to be terminated (whether involuntarily or through a forced resignation) within 18 months (or some shorter period of time) following:
(i) the acquisition directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; (ii) a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board; (iii) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (iv) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        It is the responsibility of the Compensation Committee of the Company's Board of Directors to make recommendations to the Board of Directors with respect to the base salary and bonuses to be paid to the Company's executive officers each fiscal year. In addition, the Compensation Committee has the exclusive authority to administer the 1995 Plan with respect to stock option grants and direct stock issuances made thereunder to such officers and other key employees. The following is a summary of the policies of the Compensation Committee that affect the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.

        GENERAL COMPENSATION POLICY. Under the supervision of the Compensation Committee, the Company has developed a compensation policy that is designed to attract and retain qualified key executives critical to the Company's success and to provide such executives with performance-based incentives tied to the Company's financial success. One of the Compensation Committee's primary objectives is to have a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon the individual's contribution to that performance. Accordingly, each executive officer's compensation package is fundamentally comprised of three elements: (i) base salary that reflects individual performance and expertise and is designed to be competitive with salary levels in effect at companies of similar size in the industry; (ii) variable performance awards payable in cash or equity and tied to the Company's achievement of certain goals; and (iii) long-term stock-based incentive awards that strengthen the mutuality of interests between the executive officers and the Company's stockholders.


                                      21.

        FACTORS. The principal factors that were considered in establishing the components of each executive officer's compensation package for the 2000 fiscal year are summarized below. However, the Compensation Committee may in its discretion apply different factors, particularly different measures of financial performance, in setting executive compensation for future years.

    - BASE SALARY. The base salary levels for the executive officers were established for the 2000 fiscal year on the basis of the following factors: personal performance, the estimated salary levels in effect for similar positions at a select group of companies with which the Company competes for executive talent, and internal comparability considerations. The Compensation Committee, however, did not rely upon any specific compensation surveys for comparative compensation purposes. Instead, the Compensation Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. Base salaries will be reviewed on an annual basis, and adjustments will be made in accordance with the factors indicated above.

    - ANNUAL INCENTIVE COMPENSATION. The Company has established a management bonus plan for the President and Chief Executive Officer. Under this plan, the President and Chief Executive Officer may earn an annual bonus up to an amount equal to 2% of the Company's pre-tax profits for the year, but in no event may the bonus exceed such individual's base salary for the year. Such bonus payments are subject to the further condition that the Company achieve a pre-tax profit margin of not less than 28.0%, as measured prior to the payment of any bonus to the President and Chief Executive Officer. The management bonus plan also provides for a bonus pool for the remaining employees of the Company in an amount not to exceed 2% of the Company's pre-tax profits for the year. The Compensation Committee will make recommendations to the Board of Directors as to the actual dollar amount of the bonus pool for the year and the portion to be allocated to the employees selected for participation for the year. Because the Company did not achieve a pre-tax profit margin of at least 28.0% in 2000, no bonuses were awarded under the plan for the 2000 fiscal year.

    - LONG-TERM INCENTIVE COMPENSATION. The Company has also implemented the 1995 Plan as a long-term equity incentive program for the Company's executive officers and other key employees. Each option grant under the 1995 Plan is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The number of shares subject to each option grant is based upon the officer's tenure, level of responsibility and relative position in the Company. The Committee has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon the individual's position with the Company and his or her existing holdings of unvested options. However, the Compensation Committee does not adhere strictly to these guidelines and will vary the size of the option grant made to each executive officer as it feels the circumstances warrant.

        Each option grant will allow the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The option normally vests in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

    - CEO COMPENSATION. In setting the base salary for William W. Smith, Jr., the Company's President and Chief Executive Officer, the Compensation Committee sought to provide him with a level of salary competitive with the salaries paid to chief executive officers of similarly-sized companies in the industry. There was no intent on the Compensation Committee's part to have this particular component of Mr. Smith's compensation affected to any significant degree by Company's performance factors.

        COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held corporations for compensation exceeding $1.0 million paid to certain of the corporation's executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance based compensation to


                                      22.

be paid to the Company's executive officers for the 2000 fiscal year did not exceed the $1.0 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for fiscal 2001 will exceed that limit. The Company's 1995 Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under that plan will qualify as performance-based compensation which will not be subject to the $1.0 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1.0 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1.0 million level.

        It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.


                                        COMPENSATION COMMITTEE

                                        Thomas G. Campbell
                                        David M. Stastny

AUDIT COMMITTEE REPORT

        The following is the report of the audit committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000, which include the consolidated balance sheets of the Company as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2000, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

        REVIEW WITH MANAGEMENT. The audit committee has reviewed and discussed the Company's audited financial statements with management.

        REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS. The audit committee has discussed with Deloitte & Touche LLP, the Company's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

        The audit committee has also received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with Deloitte & Touche LLP their independence from the Company.



                                      23.

        CONCLUSION. Based on the review and discussions referred to above, the committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                        AUDIT COMMITTEE

                                        Thomas G. Campbell
                                        David M. Stastny


STOCK PERFORMANCE GRAPH

        The following graph and information compares the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the S&P Midcap 400 Index and the S&P Midcap Computer Software & SVC Index for the same period.

        The graph covers the period from September 19, 1995, the effective date of the Company's initial public offering to December 31, 2000. The graph assumes that $100 was invested in the Company's Common Stock on September 19, 1995, and in each index, and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.



                              [PERFORMANCE GRAPH]



                                      24.

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "1934 Act") that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the preceding Stock Performance Graph, the Compensation Committee Report, the Audit Committee Report, Audit Committee Charter and reference to the independence of the Audit Committee members are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

                                              Cumulative Total Return
                              --------------------------------------------------------
                              9/15/95   12/95   12/96   12/97   12/98    12/99   12/00
SMITH MICRO SOFTWARE           100.00   46.55   33.62   13.79   14.22    18.97   13.43
PEER GROUP                     100.00  123.46  158.18  181.23  294.91  1158.44  243.18
S & P MIDCAP 400               100.00  103.89  123.83  163.77  187.41   215.00  133.85


CERTAIN TRANSACTIONS

None.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year 2000, its officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to such persons, with the following exceptions: Messrs. Bjorkman, Scheussler and Sperling each received an option grant on December 29, 2000 for the purchase of 20,000, 40,000 and 30,000 shares of Common Stock, respectively. Each of Messrs. Bjorkman, Scheussler and Sperling did not timely file a form 5 for these option grants.

ANNUAL REPORT

        A copy of the Annual Report of the Company for the 2000 Fiscal Year has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

FORM 10-K

        The Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission on or about March 29, 2001. Stockholders may obtain a copy of this report, without charge, by writing to Richard C. Bjorkman, Vice President - Finance and Chief Financial Officer at the Company's principal executive offices located at 51 Columbia, Aliso Viejo, California 92656.

                            THE BOARD OF DIRECTORS OF SMITH MICRO SOFTWARE, INC.


Dated: April 27, 2001



                                      25.

                                   APPENDIX A


                             AUDIT COMMITTEE CHARTER

I.      PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the stockholders and others, the systems of internal controls which management and the Board of Directors have established, and the Corporation's audit and financial reporting process.

The independent accountants' ultimate responsibility is to the Board of Directors and the Audit Committee, as representatives of the shareholders. These representatives have the ultimate authority to select, evaluate, and, where appropriate, replace the independent accountants.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.     COMPOSITION

The Audit Committee shall be composed of three or more independent directors.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

III.    MEETINGS

The Committee shall meet on a regular basis and shall hold special meetings as circumstances require.

IV.     RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

        1. Review this Charter at least annually and recommend any changes to the Board.

        2. Review the organization's annual financial statements and any other relevant reports or other financial information.

        3. Review the regular internal financial reports prepared by management and any internal auditing department.

        4. Recommend to the Board of Directors the selection of the independent accountants and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee shall obtain a formal written statement from the independent accountants delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1, and shall review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

        5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

        6. Following completion of the annual audit, review separately with the independent accountants, the internal auditing department, if any, and management any significant difficulties encountered during the course of the audit.

        7. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                           SMITH MICRO SOFTWARE, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN
               (AS AMENDED AND RESTATED THROUGH FEBRUARY 7, 2001)

                                  ARTICLE ONE

                                     GENERAL


        I.     PURPOSE OF THE PLAN

               A. This 1995 Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of Smith Micro Software, Inc., a Delaware corporation (the "Corporation"), by providing eligible individuals with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

               B. The Discretionary Option Grant and Stock Issuance Programs of the Plan became effective immediately upon the adoption of the Plan by the Corporation's Board of Directors. Such date is hereby designated the "Plan Effective Date." The Automatic Option Grant Program, however, became effective on the date of execution of the underwriting agreement in connection with the initial public offering of the Common Stock. Such date is hereby designated as the "Automatic Option Grant Program Effective Date."

        II.    DEFINITIONS

               A. For purposes of the Plan, the following definitions shall be in effect:

               BOARD: the Corporation's Board of Directors.

               CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

                      (i) the acquisition directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                      (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

               CODE: the Internal Revenue Code of 1986, as amended.

               COMMON STOCK: shares of the Corporation's common stock.

               CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

                      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                      (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

               DISABILITY: the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of not less than twelve (12) months. However, for purposes of the Automatic Option Grant Program, Disability shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

               EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

               EXERCISE DATE: the date on which the Corporation shall have received written notice of the option exercise.

               FAIR MARKET VALUE: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

               - If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

               - If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               - If the Common Stock is on the date in question neither listed nor admitted to trading on any national securities exchange nor traded on the Nasdaq National Market, then the Fair Market Value of the Common Stock on such date shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

               INCENTIVE OPTION: a stock option which satisfies the requirements of Code Section 422.

               INVOLUNTARY TERMINATION: the termination of the Service of any individual which occurs by reason of:

                      (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                      (ii)   such individual's voluntary resignation following
        (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty
        (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

               MISCONDUCT: the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any parent or subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any parent or subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any parent or subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any parent or subsidiary).

               1934 ACT: the Securities Exchange Act of 1934, as amended from time to time.

               NON-STATUTORY OPTION: a stock option not intended to meet the requirements of Code Section 422.

               OPTIONEE: a person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

               PARTICIPANT: a person who is issued Common Stock under the Stock Issuance Program.

               PLAN ADMINISTRATOR: the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

               PRIMARY COMMITTEE: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

               SECONDARY COMMITTEE: a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

               SECTION 12(g) REGISTRATION DATE: the date on which the initial registration of the Common Stock under Section 12(g) of the 1934 Act became effective.

               SECTION 16 INSIDER: an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

               SERVICE: the performance of services on a periodic basis for the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

               10% STOCKHOLDER: the owner of stock (as determined under Code
Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any parent or subsidiary corporation.

               B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

                      Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                      Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        III.   STRUCTURE OF THE PLAN

               A. Stock Programs. The Plan shall be divided into three (3) separate components: the Discretionary Option Grant Program specified in Article Two, the Stock Issuance Program specified in Article Three and the Automatic Option Grant Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price not less than one hundred percent (100%) of the Fair Market Value of the shares at the time of issuance or as a bonus for services rendered the Corporation or the Corporation's attainment of financial objectives. Under the Automatic Option Grant Program, each individual serving as a non-employee Board member on the Automatic Option Grant Program Effective Date and each individual who first joins the Board as a non-employee director at any time after such Effective Date shall at periodic intervals receive option grants to purchase shares of Common Stock in accordance with the provisions of Article Four, with the first such grants to be made on the Automatic Option Grant Program Effective Date.

               B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, the Automatic Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

        IV.    ADMINISTRATION OF THE PLAN

               A. The Board shall have the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders but may delegate such authority in whole or in part to the Primary Committee.

               B. Members of the Primary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

               C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish rules and regulations for the proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs or any option or share issuance thereunder.

               D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

               E. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Four, and the Plan Administrator shall exercise no discretionary functions with respect to option grants made pursuant to that program.

        V.     OPTION GRANTS AND STOCK ISSUANCES

               A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two and the Stock Issuance Program under Article Three shall be limited to the following:

                      (i) officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

                      (ii)   non-employee members of the Board; and

                      (iii) those consultants or other independent advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

               B. Only non-employee Board members shall be eligible to receive automatic option grants pursuant to Article Four.

               C. The Plan Administrator shall have full authority to determine,
(i) with respect to the option grants made under the Discretionary Option Grant Program, which eligible individuals are to receive option grants, the time or times when such options are to be granted, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding and (ii), with respect to stock issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares and the consideration for which such shares are to be issued.

        VI.    STOCK SUBJECT TO THE PLAN

               A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed the sum of (i) 3,150,000 shares plus (ii) the additional shares of Common Stock automatically added to the share reserve each year pursuant to the provisions of Section VI.B. of this Article One. As of February 7, 2001, the 3,150,000-share reserve consisted of (i) the 2,750,000 shares plus (ii) an additional increase of 400,000 shares of Common Stock subject to approval at the May 15, 2001 Annual Meeting of Stockholders subject to adjustment from time to time in accordance with the provisions of this Section VI.

               B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2002, by an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 2,000,000 shares.

               C. In no event shall the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and direct stock issuances exceed 400,000 shares per calendar year.

               D. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall be added back to the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

               E. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options and direct stock issuances in the aggregate per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per eligible non-employee Board member under the Automatic Option Grant Program, (iv) the number and/or class of securities and price per share in effect under each option outstanding under either the Discretionary Option Grant or Automatic Option Grant Program and (v) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section VI.B. of this Article One. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

        I.     TERMS AND CONDITIONS OF OPTIONS

               Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

               A. Exercise Price.

                      1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                      (i) The exercise price per share of Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

                      (ii) The exercise price per share of Common Stock subject to a Non-Statutory Option shall in no event be less than eighty-five percent (85%) of the Fair Market Value of such Common Stock on the grant date.

                      2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five, be payable in cash or check made payable to the Corporation. Should the Corporation's outstanding Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

                      (i) in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                      (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                      3. Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

               B. Term and Exercise of Options. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

               During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

               C. Termination of Service.

                      1. Except to the extent otherwise provided pursuant to subsection C.2 below, the following provisions shall govern the exercise period applicable to any options held by the Optionee at the time of cessation of Service or death:

                      (i) Should the Optionee cease to remain in Service for any reason other than death or Disability, then the period during which each outstanding option held by such Optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

                      (ii) Should such Service terminate by reason of Disability, then the period during which each outstanding option held by the Optionee is to remain exercisable shall be limited to the twelve
        (12)-month period following the date of such cessation of Service.

                      (iii) Should the Optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve (12)-month period following the date of the Optionee's death. During such limited period, the option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                      (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                      (v) Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

                      (vi) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any option shares for which the option is not at that time exercisable or in which the Optionee is not otherwise at that time vested.

                      2. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding,

                      - to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subsection C.1 of this Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided, that in no event shall such option be exercisable after the specified expiration date of the option term; and/or

                      - to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under this paragraph C., not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments in which the Optionee would otherwise have vested had such cessation of Service not occurred.

               D. Stockholder Rights. An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option, paid the exercise price and become the holder of record of the purchased shares.

               E. Unvested Shares. The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Discretionary Option Grant Program. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, all or (at the discretion of the Corporation and with the consent of the Optionee) any of those unvested shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the agreement evidencing such repurchase right.

               F. First Refusal Rights. Until such time as the Corporation's outstanding shares of Common Stock are first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed sale or other disposition by the Optionee (or any successor in interest by reason of purchase, gift or other transfer) of any shares of Common Stock issued under this Discretionary Option Grant Program. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing such right.

        II.    INCENTIVE OPTIONS

               Incentive Options may only be granted to individuals who are Employees, and the terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Any Options specifically designated as Non-Statutory shall not be subject to such terms and conditions.

               A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-Statutory Option under the Federal tax laws.

               B. 10% Stockholder. If any individual to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years measured from the grant date.

        III.   CORPORATE TRANSACTION/CHANGE IN CONTROL

               A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the

Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

               B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

               C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

               D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance under the remaining term of the Plan, (iii) the maximum number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the Plan per calendar year and (iv) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year.

               E. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

               F. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any

Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

               G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

               H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        IV.    CANCELLATION AND REGRANT OF OPTIONS

               The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share not less than (i) one hundred percent (100%) of the Fair Market Value per share of Common Stock on the new grant date in the case of a grant of an Incentive Option, (ii) one hundred ten percent (110%) of such Fair Market Value in the case of a grant to a 10% Stockholder or (iii) eighty-five percent (85%) of such Fair Market Value in the case of all other grants.

                                 ARTICLE THREE

                             STOCK ISSUANCE PROGRAM


        I.     TERMS AND CONDITIONS OF STOCK ISSUANCES

               Shares of Common Stock may be issued under the Stock Issuance Program directly without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

               A. The shares shall be issued for such valid consideration under the Delaware General Corporation Law as the Plan Administrator may deem appropriate, but the value of such consideration as determined by the Plan Administrator shall not be less than one hundred percent (100%) of the Fair Market Value of the issued shares of Common Stock on the issuance date.

               B. The Plan Administrator shall have full power and authority to issue shares of Common Stock under the Stock Issuance Program as a bonus for past services rendered to the Corporation (or any parent or subsidiary). All such bonus shares shall be fully and immediately vested upon issuance.

               C. All other shares of Common Stock authorized for issuance under the Stock Issuance Program by the Plan Administrator shall have a minimum vesting schedule determined in accordance with the following requirements:

                      (i) For any shares which are to vest solely by reason of Service to be performed by the Participant, the Plan Administrator shall impose a minimum Service period of at least two (2) years measured from the issue date of such shares.

                      (ii) For any shares which are to vest upon the Participant's completion of a designated Service requirement and the Corporation's attainment of one or more prescribed performance milestones, the Plan Administrator shall impose a minimum Service period of at least one (1) year measured from the issue date of such shares.

               D. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

               E. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the

Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

               F. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

               G. The Plan Administrator shall have full power and authority, exercisable upon a Participant's termination of Service, to waive the surrender and cancellation of any or all unvested shares of Common Stock (or other assets attributable thereto) at the time held by that Participant, if the Plan Administrator determines such waiver to be an appropriate severance benefit for the Participant.

        II.    CORPORATE TRANSACTION/CHANGE IN CONTROL

               A. All of the Corporation's outstanding repurchase/cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent
(i) those rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

               B. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase/cancellation rights under the Stock Issuance Program in such manner that those rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of any Corporate Transaction in which those rights are assigned to the successor corporation (or parent thereof).

               C. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase/cancellation rights under the Stock Issuance Program in such manner that those rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of any Change in Control.

        III.   SHARE ESCROW/LEGENDS

               Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM

        I.     ELIGIBILITY

               The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Four program shall be limited to those individuals who are serving as non-employee Board members on the Automatic Option Grant Program Effective Date or who are first elected or appointed as non-employee Board members on or after such Effective Date, whether through appointment by the Board or election by the Corporation's stockholders.

        II.    TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

               A. Grant Dates. Option grants shall be made under this Article Four on the dates specified below:

                      1. Initial Grant. Each individual serving as a non-employee Board member on the Automatic Option Grant Program Effective Date and each individual who is first elected or appointed as a non-employee Board member after such Effective Date shall automatically be granted, on the Automatic Option Grant Program Effective Date or on the date of such initial election or appointment (as the case may be), a Non-Statutory Option to purchase 10,000 shares of Common Stock upon the terms and conditions of this Article Four. In no event, however, shall a non-employee Board member be eligible to receive such an initial option grant if such individual has at any time been in the prior employ of the Corporation (or any parent or subsidiary corporation).

                      2. Annual Grant. On the date of each Annual Stockholders Meeting, beginning with the first Annual Meeting held after the Section 12(g) Registration Date, each individual who will continue to serve as a non-employee Board member shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 2,500 shares of Common Stock upon the terms and conditions of this Article Four, provided he or she has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. Non-employee Board members who have previously been in the employ of the Corporation (or any parent or subsidiary) shall be eligible to receive such annual option grants over their continued period of Board service through one or more Annual Stockholders Meetings.

                      3. No Limitation. There shall be no limit on the number of shares for which any one non-employee Board member may be granted stock options under this Article Four over his or her period of Board service.

               B. Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant made under this Article Four shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

               C. Payment. The exercise price shall be payable in one of the alternative forms specified below:

                      (i) full payment in cash or check drawn to the Corporation's order;

                      (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

                      (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

                      (iv) to the extent the option is exercised for vested shares, full payment through a sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions to (I) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (II) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

               Except to the extent the sale and remittance procedure specified above is used for the exercise of the option for vested shares, payment of the exercise price for the purchased shares must accompany the exercise notice.

               D. Option Term. Each automatic grant under this Article Four shall have a maximum term of ten (10) years measured from the automatic grant date.

               E. Exercisability/Vesting. Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares in accordance with the applicable schedule below:

                      Initial Grant. Each initial 10,000-share automatic grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the automatic grant date.

                      Annual Grant. Each additional 2,500-share automatic grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the automatic grant date.

               F. Limited Transferability. During the lifetime of the Optionee, each automatic option grant may be assigned in whole or in part to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

               G. Effect of Termination of Board Membership. The following provisions shall govern the exercise of any outstanding options held by the Optionee under this Article Four at the time the Optionee ceases to serve as a Board member:

                      (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option. However, each option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to remain outstanding with respect to any option shares in which the Optionee is not vested on the date of such cessation of Board service.

                      (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable at the time of the Optionee's cessation of Board service. However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares.

                      (iii) In no event shall the option remain exercisable after the expiration of the option term.

               H. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option, paid the exercise price and become the holder of record of the purchased shares.

               I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be the same as the terms for option grants made under the Discretionary Option Grant Program.

        III.   CORPORATE TRANSACTION/CHANGE IN CONTROL

               A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option under this Article Four but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Four shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or parent thereof.

               B. Each outstanding option under this Article Four which is assumed in connection with a Corporate Transaction outstanding shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable to the Optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the class and number of securities available for issuance under the Plan following the consummation of such Corporate Transaction, and (ii) the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same.

               C. In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option under this Article Four but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully vested shares of Common Stock. Each such option shall remain so exercisable for all the option shares following the Change in Control, until the expiration or sooner termination of the option term.

               D. The automatic option grants outstanding under this Article Four shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                  ARTICLE FIVE

                                  MISCELLANEOUS


        I.     LOANS OR INSTALLMENT PAYMENTS

               A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the exercise price or purchase price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate at the time such exercise price or purchase price becomes due and payable. Loans or installment payments may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

               B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

        II.    AMENDMENT OF THE PLAN AND AWARDS

               A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Stock Issuance Program prior to such action, unless the Optionee or Participant consents to such amendment. In addition, certain amendments to the Plan may require stockholder approval pursuant to applicable laws or regulations.

               B. (i) Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

        III.   TAX WITHHOLDING

               A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income tax and employment tax withholding requirements.

               B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III of this Article Five and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Rule 16b-3 of the Securities and Exchange Commission), provide any or all holders of Non-Statutory Options (other than the automatic grants made pursuant to Article Four of the Plan) or unvested shares under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

                      - The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                      - The Plan Administrator may, in its discretion, provide the holder of the Non-Statutory Option or the unvested shares with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

        IV.    EFFECTIVE DATE AND TERM OF PLAN

               A. The Plan was initially adopted by the Board on May 25, 1995, the Plan Effective Date, and was subsequently approved by the Corporation's stockholders on July 10, 1995.

               B. On March 27, 1998, the Board amended the Plan to (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan from 1,000,000 to 1,750,000 shares and (ii) render all Board members eligible to receive option grants under the Discretionary Option Grant Program and direct stock issuances under the Stock Issuance Program in effect under the Plan, (iii) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise or direct issue price paid per share to be reissued under the Plan, (iv) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and (v) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of amendments effected in 1996 to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The stockholders approved such changes to the Plan at the May 14, 1998 Annual Meeting. The Automatic Option Grant Program of this Plan shall in no event become effective, and no grants shall be made under such program, until the Automatic Option Grant Program Effective Date.

               C. On March 31, 2000, the Board amended the Plan to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan from 1,750,000 to 2,750,000 shares and to increase the limitation on the number of shares of Common Stock which may be granted to any one individual as stock options or direct stock issuances from 250,000 to 400,000 shares per calendar year. The stockholders approved such changes to the Plan at the May 30, 2000 Annual Meeting.

               D. On February 7, 2001, the Board amended the Plan to (i) increase the number of shares of Smith Micro Common Stock available for issuance under the Plan by an additional 400,000 shares and (ii) add an automatic share increase feature pursuant to which the number of shares of the Common Stock reserved for issuance under the Plan will automatically increase during each calendar year by an amount not to exceed five percent (5%) of the total number of shares of the Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 2,000,000 shares.

               E. The Plan shall terminate upon the earlier of (i) May 24, 2005 or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuance.

        V.     REGULATORY APPROVALS

               The implementation of the Plan, the granting of any option under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

        VI.    USE OF PROCEEDS

               Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

        VII.   NO EMPLOYMENT/SERVICE RIGHTS

               Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

        VIII.  MISCELLANEOUS PROVISIONS

               A. Except as otherwise expressly provided under the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

               B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California as such laws are applied to contracts entered into and performed in such State.

               C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

                           SMITH MICRO SOFTWARE, INC.

                                      PROXY

                  Annual Meeting of Stockholders, May 15, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           SMITH MICRO SOFTWARE, INC.

        The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 15, 2001 and the Proxy Statement and appoints William W. Smith, Jr. and Rhonda L. Smith, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Smith Micro Software, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at __________________________ on Tuesday, May 15, 2001 at
______ Pacific Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

       1. To elect a director to serve for a three-year term ending in the year 2004 or until her successor is duly elected and qualified;

                                                            WITHHOLD
                                                            AUTHORITY
                                         FOR                TO VOTE
             Rhonda L. Smith             ______________     _______________

       2.    FOR    AGAINST    ABSTAIN   To approve an amendment to the
                                         Company's 1995 Stock Option/Stock
                                         Issuance Plan (the "1995 Plan"),
                                         including an increase in the number of
                                         shares of Common Stock authorized for
                                         issuance over the term of the 1995 Plan
                                         by an additional 400,000 shares and the
                                         implementation of an automatic annual
                                         share increase feature pursuant to
                                         which the number of shares available
                                         for issuance under the 1995 Plan will
                                         automatically increase on the first
                                         trading day of each calendar year,
                                         beginning with the 2002 calendar year,
                                         by an amount equal to five percent (5%)
                                         of the total number of shares
                                         outstanding on the last trading day of
                                         the immediately preceding calendar
                                         year, but in no event shall any such
                                         annual increase exceed 2,000,000
                                         shares.

       3.    FOR    AGAINST    ABSTAIN   To ratify the appointment of Deloitte &
                                         Touche LLP as independent auditors of
                                         the Company for the fiscal year ending
                                         December 31, 1998.

       4. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

        The Board of Directors recommends a vote IN FAVOR OF the director listed above and a vote IN FAVOR OF each of the listed proposals. This Proxy, when properly executed, will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTOR LISTED ABOVE AND IN FAVOR OF THE OTHER PROPOSALS.


       Please print the name(s) appearing on each share certificate(s) over which you have voting authority: ________________________________________
                                             (Print name(s) on certificate)

       Please sign your name: _____________________________ Date: ______________
                                (Authorized Signature(s))

       [EXPLANATORY NOTE: THE LANGUAGE ABOVE THAT IS SHOWN IN BOLD FACE MUST BE IN BOLD FACE, PURSUANT TO RULE 14a-4.]